UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2011


                          GULF SHORES INVESTMENTS, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       000-54334                   27-0155619
(State of Incorporation)            (Commission                 (IRS Employer
                                    File Number)             Identification No.)

                          7985 113th Street, Suite 220
                               Seminole, FL 33772
               (Address of principal executive offices) (Zip code)

                                 (727) 393-7439
              (Registrant's telephone number, including area code)


          Former name or former address, if changed since last report)

                                   COPIES TO:
                             Gregory Sichenzia, Esq.
                                Thomas Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                             61 Broadway, 32nd Floor
                               New York, NY 10006
                                 (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 23, 2011, Gulf Shores Investments, Inc. ("we", "us", "our" or the "Company") entered into a stock purchase agreement ("Stock Purchase Agreement") with David Dreslin ("Dreslin"), Michael Toups ("Toups"), Entrust of Tampa Bay FBO Edward G Mass ("Mass"), Entrust of Tampa Bay FBO Van Nguyen ("Nguyen", together with Dreslin, Toups and Mass, the "Sellers"), Wan-Fang Liu ("Liu"), Yuan-Hao Chang ("Chang") and Pei-Chi Yang ("Yang", and together with Liu, Chang and Yang, the "Purchasers"), pursuant to which the Purchasers purchased 77,775,000 outstanding shares of the common stock, par value $0.00001, of the Company (the "Common Stock") from the Sellers for an aggregate amount of $200,000 (the "Stock Purchase"). The source of the funds for the purchase of the Common Stock was from the purchaser's savings.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Purchase Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 23, 2011, the Company entered into a Return to Treasury Agreement with Liu, pursuant to which 48,275,000 shares of the Common Stock beneficially owned by Liu immediately after the Stock Purchase, were retired for $1 (the "Stock Cancellation"). A complete Return to Treasury Agreement is attached as Exhibit
2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Immediately prior to the completion of the Stock Purchase, Dreslin, who owned 59,925,000 shares, or approximately 77% of the Common Stock of the Company, was the largest shareholder of the Company. With the completion of the Stock Purchase and Stock Cancellation, Liu owns 27,500,000 shares, or approximately 91.67% of the Common Stock, and becomes the largest shareholder of the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Pursuant to the terms of the Stock Purchase Agreement, the Company's current officers and directors agreed to resign. The Stock Purchase Agreement also required the appointment of the officers and directors disclosed below.

(A) RESIGNATION OF OFFICER AND DIRECTOR

At the Closing Date of the Stock Purchase, Dreslin resigned as the President, the Chief Financial Officer and Treasurer, but remains as a member of the board of directors of the Company. There were no disagreements between Dreslin and the Company.

Sanjiv Matta ("Matta") resigned as the Vice-President and Secretary of the Company. There were no disagreements between Matta and the Company.

(B) APPOINTMENT OF DIRECTORS AND OFFICERS

The following table sets forth the names, ages, and positions of our new executive officer and director. Executive officers are appointed by our board of directors. Each executive officer holds his office until he resigns or is removed by the Board. Directors are elected by our stockholders or may be appointed by the existing Board members. Each director holds his office until his successor is elected and qualified or his earlier resignation or removal.

The  following  persons  were  appointed  as our  officers  and  director at the
Closing:


               Name           Age                   Position
               ----           ---                   --------

          Parashar Patel      57        Chief Executive Officer and Director
          I-kai Su            29        Chief Financial Officer

The business background descriptions of the newly appointed directors and officers are as follows:

PARASHAR PATEL, CHIEF EXECUTIVE OFFICER AND DIRECTOR

Mr. Parsh has been the Chief Executive Officer and member of the board of directors of UAN Cultural & Creative Co., Ltd. since 2010. Since 2008, Mr. Patel has served as Chief Technical Director of Android Inc. in Auburn Hills, Michigan. From 2005 to 2008, he served as Chief Technical Officer of Avanti Systems, Inc. and while stationed in Taipei Taiwan and in Shanghai China, he was responsible for manufacturing quality control and sequenced delivery. Mr. Patel has over 20 years of business and system development and analyses experience with an emphasis on the design, development, and deployment of large-scale real-time transaction processing systems and applications. Mr. Patel was awarded a B.S. in Chemistry and Mathematics from Grand Valley State University in 1975.

I-KAI SU, CHIEF FINANCIAL OFFICER

Since 2010, Mr. Su has served as Chief Financial Officer of UAN Cultural & Creative Co., Ltd. From 2009 to July 2010, Mr. Su served as Financial Officer of Minerals Mining Co., Ltd., Asia division where his responsibilities included banking, other financial activities, and client relationships. From June 2008 to February 2009, Mr. Su served as stock broker for IBT Securities. From January 2008 to February 2008, Mr. Su served as a loan officer for Cathay United Bank where his responsibilities included marketing of loans, credit cards, funds, and insurance. From March 2007 through December 2007, Mr. Su worked for Nan-Shan Life Co., as an insurance officer proving advice to clients with respect to investment linked insurance products, life insurance and other insurance related products. Prior to that, Mr. Su attended the University of Wollongong from which he was awarded a Master Degree in Finance. While pursing his education, Mr. Su worked part time in the real estate field doing market research and monitoring real estate investment possibilities in Australia for Lou Yin Zhen Land and Law Agent Office.

(C) FAMILY RELATIONSHIPS

There are no family relationships between the officers or directors of the Company.

(D) EMPLOYMENT AGREEMENTS OF THE EXECUTIVE OFFICERS

We currently have no employment agreement with our executive officers.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit
Number                             Description
------                             -----------

10.1 Stock Purchase Agreement between Gulf Shores Investments, Inc., David Dreslin, Michael Toups, Entrust of Tampa Bay FBO Edward G Mass, Entrust of Tampa Bay FBO Van Nguyen, Wan-Fang Liu, Yuan-Hao Chang and Pei-Chi Yang dated May 23, 2011.

10.2          Return to Treasury Agreement between Gulf Shores Investments, Inc.
              and Wan-Fang Liu, dated May 23, 2011.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GULF SHORES INVESTMENTS, INC.


Dated: May 24, 2011                     By: /s/ Parashar Patel
                                           -------------------------------------
                                        Name:  Parashar Patel
                                        Title: Chief Executive Officer

                                INDEX TO EXHIBITS

Exhibit
Number                             Description
------                             -----------

10.1 Stock Purchase Agreement between Gulf Shores Investments, Inc., David Dreslin, Michael Toups, Entrust of Tampa Bay FBO Edward G Mass, Entrust of Tampa Bay FBO Van Nguyen, Wan-Fang Liu, Yuan-Hao Chang and Pei-Chi Yang dated May 23, 2011.

10.2          Return to Treasury Agreement between Gulf Shores Investments, Inc.
              and Wan-Fang Liu, dated May 23, 2011.